UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2008

CAREGUIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22319	16-1476509
(Commission File No.)	(IRS Employer Identification No.)

4401 N.W. 124th Avenue

Coral Springs, Florida 33065

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 796-3714

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported in the Form 12b-25 filed by CareGuide, Inc. (the “Company”) with the Securities and Exchange Commission on April 1, 2008, the Company was unable to file its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”), by the required filing deadline of March 31, 2008, without unreasonable effort or expense. The filing of the Form 12b-25 afforded the Company an additional period of time to April 15, 2008 to file the 2007 Form 10-K and still be considered timely in making that filing. While the Company has been diligently preparing the 2007 10-K (including the financial statements contained therein), it is nonetheless unable to meet the extended filing date of April 15, 2008. The audit of the Company’s 2007 financial statements is not yet complete, and the Company continues to work with its independent registered public accounting firm, to complete the 2007 audit. The Company currently anticipates that it will file the 2007 Form 10-K as promptly as practicable.

                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2008	CAREGUIDE, INC. By: /s/Thomas L. Tran Thomas L. Tran President, Chief Operating Officer and Chief Financial Officer

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